Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF

SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2018

DATED MARCH 20, 2018

Important Notice Regarding Sub-Advisory and Sub-Sub-Advisory Agreements

Notwithstanding anything to the contrary in the prospectus or statement of additional information for First Trust Heitman Global Prime Real Estate ETF (the “Fund”), and as previously disclosed to shareholders, as a result of certain transactions that occurred in January 2018 involving the membership interests of the parent company of Heitman Real Estate Securities LLC (“HRES”), the Fund’s investment sub-advisor, and of Heitman International Real Estate Securities HK Limited (“Heitman HK”) and Heitman International Real Estate Securities GmbH (“Heitman GmbH”), the Fund’s sub-sub-advisors, the then-effective sub-advisory agreement with HRES and the then-effective sub-sub-advisory agreements with Heitman HK and Heitman GmbH automatically terminated. HRES, Heitman HK and Heitman GmbH continue to provide services to the Fund on an interim basis, as permitted by the Investment Company Act of 1940, pursuant to interim agreements that were approved by the Board of Trustees of the First Trust Exchange-Traded Fund IV (the “Trust”) and that will expire on June 4, 2018.

To continue to provide services to the Fund beyond the interim period, shareholder approval of new sub-advisory and sub-sub-advisory agreements is required. On or about March 19, 2018, a notice of special shareholder meeting and proxy statement were mailed to those persons who were shareholders of record of the Fund as of December 28, 2017. At the meeting, shareholders will be asked to approve (1) a new investment sub-advisory agreement among First Trust Exchange-Traded Fund IV (the “Trust”), on behalf of the Fund, First Trust Advisors L.P. (“First Trust Advisors”), the Fund’s investment advisor, and HRES, (2) a new investment sub-sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors, HRES and Heitman HK and (3) a new investment sub-sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors, HRES and Heitman GmbH (collectively, these agreements are referred to as the “New Agreements”).

A special meeting of the shareholders is scheduled to take place on April 23, 2018, to consider and vote on the proposals to approve the New Agreements. If each of the New Agreements is approved by the shareholders, the New Agreements will become effective and continue until April 23, 2020, unless further continued or earlier terminated pursuant to their terms. There can be no assurance that the shareholders of the Fund will vote to approve the New Agreements.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE